Exhibit 99.4
AMENDED AND RESTATED SECURITY AGREEMENT
     AMENDED AND RESTATED SECURITY AGREEMENT, dated as of June 20, 2006, by and among Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P. (“L.P.”), Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C. (“USA”), Don Sherwood Golf Shop (“Don Sherwood”), Golfsmith NU, L.L.C. (“NU”) and Golfsmith Licensing, L.L.C., (referred to herein individually as “Grantor” and collectively as “Grantors"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders.
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of the date hereof by and among each Grantor as a Credit Party (with L.P., NU, USA and Don Sherwood as Borrowers), Agent and Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”) the Lenders have agreed to amend and restate the Existing Credit Agreement and to maintain and make available to Borrowers, upon terms and conditions thereof, the Revolving Loans and Letters of Credit provided for in the Credit Agreement;
     WHEREAS, in order to induce Agent and Lenders to enter into the Credit Agreement and the other Loan Documents and to induce Lenders to maintain and make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, each Grantor has agreed to amend and restate in its entirety the Security Agreement, dated as of October 15, 2002, previously entered into in connection with the Existing Security Agreement (as amended, modified and supplemented to date, the “Existing Security Agreement”), and to continue the effectiveness of the Existing Security Agreement as and to the extent set forth in this Security Agreement;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Defined Terms.
     (a) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.
     (b) “Uniform Commercial Code jurisdiction” means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

     2. Grant of Lien.
     (a) To secure the prompt and complete payment, performance and observance of all of the Obligations and all renewals, extensions, restructurings and refinancings thereof, each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, for itself and the benefit of Lenders, a Lien upon all of its right, title and interest in, to and under the following personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the “Collateral”):
          (i) all Accounts;
          (ii) all Chattel Paper;
          (iii) all Documents;
          (iv) all General Intangibles (including trademarks, patents, copyrights, other intellectual property and licenses thereof, payment intangibles and Software);
          (v) all Goods (including Inventory, Equipment and Fixtures);
          (vi) all Instruments;
          (vii) all Investment Property other than Stock in Subsidiaries, but including in any event Stock constituting general partnership interests in each Subsidiary that is a limited partnership;
          (viii) all Deposit Accounts (as such term is defined in the Code) of such Grantor, including Blocked Accounts, Disbursement Accounts, and all other bank accounts and all deposits therein;
          (ix) all money, cash or cash equivalents of such Grantor;
          (x) all Supporting Obligations and Letter-of Credit Rights of such Grantor;
          (xi) all commercial tort claims; and
          (xii) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payment not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.
     (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Lenders, a right of setoff against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power (it being agreed that such right of setoff may only be exercised if an Event of Default exists).

     (c) Notwithstanding anything herein to the contrary, Collateral shall not include any property subject to any negative pledge clauses or other restrictions on assignment of the type described in clauses (k) and (l) of the definition of Permitted Encumbrances.
     3. Agent’s and Lenders’ Rights; Limitations on Agent’s and Lenders’ Obligations.
     (a) It is expressly agreed by each Grantor that, anything herein or in any other Loan Document to the contrary notwithstanding, each Grantor shall remain liable under each of its respective Contractual Obligations, including all Licenses, to comply with all the conditions and its obligations to be complied with by it thereunder other than those conditions and obligations the noncompliance with which could not reasonably be expected to have a Material Adverse Effect. Neither Agent nor any Lender shall have any obligation or liability under any Contractual Obligation by reason of or arising out of this Security Agreement or any other Loan Document or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contractual Obligation pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contractual Obligation, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contractual Obligation, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.
     (b) At any time after an Event of Default has occurred and is continuing, Agent may notify each Grantor’s Account Debtors and all other Persons obligated on any of the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent, for itself and the benefit of Lenders. Upon the request of Agent, each Grantor shall so notify its Account Debtors and other Persons obligated on the Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, none of the Grantors shall give any contrary instructions to such Account Debtor or other Person without Agent’s prior written consent, unless such Event of Default has been cured or waived.
     (c) Agent may at any time as part of a Collateral examination in Agent’s own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contractual Obligations and obligors in respect of Instruments to verify with such Persons, to Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper and/or payment intangibles. If an Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent’s request the following reports with respect to such Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.
     4. Representations and Warranties. Each Grantor, jointly and severally, represents and warrants that:
     (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder, free and clear of any and all Liens other than Permitted Encumbrances.

     (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.
     (c) This Security Agreement is effective to create or maintain, as the case may be, a valid and continuing Lien on and, upon the filing of the appropriate financing statements in the filing offices listed on Schedule I hereto, a perfected Lien in favor of Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances, and is enforceable as such as against any and all creditors of and purchasers from any of the Grantors (other than holders of Permitted Encumbrances, purchasers and lessees of Inventory in the ordinary course of business and non-exclusive licensees of General Intangibles in the ordinary course of business). Except as set forth in Sections 4(d) and 4(h) hereof, all action by each of the Grantors necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken (or, in the case of the financing statements listed on Schedule I, will be taken within 10 days following the Closing Date). None of the Grantors sells any Inventory to any Person on approval or on any other basis which entitles the customer to return, or which may obligate any Grantor to repurchase, such Inventory. No authorization, approval or consent is required to be obtained from any Governmental Authority or other Person for the grant of the security interest herein, the perfection thereof or the exercise by Agent of its rights and remedies hereunder.
     (d) Schedule II hereto lists all Stock (other than stock of Subsidiaries, but including, in any event Stock constituting general partnership interests in each Subsidiary that is a limited partnership), Instruments, Documents, Letter of Credit Rights and Chattel Paper in which each Grantor has an interest as of the date hereof. All actions by each Grantor necessary or desirable to protect and perfect the Lien of Agent on each item set forth on Schedule II (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by Section 5(b) hereof) have been duly taken. The Lien of Agent, for the benefit of Agent and Lenders, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from each Grantor.
     (e) Each Grantor’s name as it appears in official filings in the state of its incorporation or other organization, all prior names of each Grantor, as they appeared from time to time in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor’s state of incorporation or organization or a statement that no such number has been issued, each Grantor’s state of organization or incorporation, and the locations of each Grantor’s (i) chief executive office, (ii) principal place of business, (iii) other offices where Collateral having a value in excess of $100,000 is stored or located, (iv) warehouses, consignees and processors with whom Inventory is stored or located and other premises where Collateral having a value in excess of $100,000 is stored or located, and (v) books and records concerning Collateral having a value in excess of $100,000 are set forth on the various subschedules to Schedule III hereto. Each Grantor has only one state of incorporation or organization.
     (f) With respect to the Accounts, except as specifically disclosed on the most recent Borrowing Base Certificate or other collateral report delivered to Agent (i) they represent bona fide sales or leases of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor’s business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes having a value in excess of $100,000 individually or in the aggregate, existing or asserted with respect thereto and, except in accordance with such Grantor’s ordinary course of business and consistent with reasonable business judgment and as fully disclosed in writing to Agent, none of the Grantors has made any agreement with any of its Account Debtors for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any of its Account Debtors from liability therefor, or any deduction therefrom; (iii) to each Grantor’s knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on such Grantor’s books and records and any invoices, statements and Borrowing Base Certificate or other collateral report delivered to Agent and Lenders with respect thereto; (iv) none of the Grantors has received any written notice of proceedings or actions which are threatened or pending against any of its Account Debtors which might result in any material adverse change in such Account Debtor’s financial condition; (v) none of the Grantors has knowledge that any of its Account Debtors is unable generally to pay its debts as they become due; and (vi) they constitute the legally valid and binding obligation of the applicable Account Debtors. Further, with respect to the Accounts (x) the amounts shown on all invoices, statements, Borrowing Base Certificates and collateral reports which may be delivered to Agent with respect thereto are actually and absolutely owing to the Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the Blocked Accounts or Agent; and (z) to each Grantor’s knowledge, all of its Account Debtors have the capacity to contract.
     (g) With respect to any Inventory scheduled or listed on the most recent Borrowing Base Certificate or other collateral report delivered to Agent pursuant to the terms of this Security Agreement or the Credit Agreement (i) such Inventory (other than Inventory which, together with all other Collateral at the same location, does not exceed $100,000 at such location) is located at one of the locations set forth on the various subschedules to Schedule III hereto, (ii) each Grantor has good, indefeasible and merchantable title to its Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, for the benefit of Agent and Lenders, and except for Permitted Encumbrances, (iv) except as specifically disclosed in the most recent Borrowing Base Certificate or other collateral report delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or other disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.
     (h) None of the Grantors has any interest in, or title to, any material Patent, Trademark or Copyright except registrations and applications for registration as set forth in Schedule 5.6 of the Credit Agreement. This Security Agreement is effective to create or maintain, as the case may be, a valid and continuing Lien on and, upon filing of the Patent Security Agreements and Trademark Security Agreements with the United States Patent and Trademark Office and upon filing of the Copyright Security Agreements with the United States Copyright Office, perfected Liens in favor of Agent on each Grantor’s federally registered Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of the Trademark Security Agreements with the United States Patent and Trademark Office and the filing of appropriate financing statements listed on Schedule I hereto, all action necessary or desirable to protect and perfect Agent’s Lien on each Grantor’s federally registered Trademarks shall have been duly taken.
     (i) With respect to the grant of security interests in general partner interests in limited partnerships contained herein, neither such grant not the exercise by the Agent of any right or remedy contained herein violates any provision of the limited partnership agreement of such limited partnership and each general partner and limited partner party thereto consents to such grant and to the exercise, during the continuation of an Event of Default, of all rights and remedies granted to Agent herein and the exercise by the Agent of all powers of the general partner granting such general partnership interest and to the admission of Agent or its nominee or transferee (at the election of Agent or such nominee or transferee) upon foreclosure of any such general partner interest of such partnership.
     5. Covenants. Without limiting any Grantor’s covenants and agreements contained in the Credit Agreement and the other Loan Documents, each Grantor covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until the Termination Date:
     (a) Further Assurances; Pledge of Instruments; Chattel Paper.
          (i) At any time and from time to time, upon the written request of Agent and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent reasonably deems necessary to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any Contractual Obligation, including any License, held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.
          (ii) Unless Agent shall otherwise consent in writing (which consent may be revoked), such Grantor shall deliver to Agent all Collateral consisting of negotiable Documents, certificated Stock, Chattel Paper and Instruments having a value in excess of $25,000 individually or $250,000 in the aggregate (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Credit Party receives the same. Upon acquiring any negotiable Document, certificated Stock, Chattel Paper or Instrument having a value in excess of $25,000 individually or $250,000 in the aggregate, such Grantor will provide prompt written notice thereof to Agent.
          (iii) Such Grantor shall, in accordance with the terms of the Credit Agreement, use commercially reasonable efforts to obtain waivers or subordinations of Liens from landlords, bailees and mortgagees.
          (iv) Such Grantor shall obtain authenticated letters of control, substantially in the form attached hereto as Exhibit A, from each securities intermediary or commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor.
          (v) As required by this Security Agreement, such Grantor shall obtain a blocked account, lockbox or similar agreement with each bank or financial institution holding a Deposit Account for such Grantor.
          (vi) If such Grantor is or becomes the beneficiary of any letters of credit, the stated amount of which is in excess of $100,000 individually or $200,000 in the aggregate, such Grantor shall promptly, and in any event within five (5) Business Days after becoming a beneficiary, notify Agent thereof and use all reasonable efforts to enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter-of-Credit Rights assigning such Letter-of-Credit Rights to Agent and directing all payments thereunder to a

Blocked Account subject to a Blocked Account Agreement, all in form and substance reasonably satisfactory to Agent.
          (vii) Such Grantor shall take all steps necessary to grant Agent control of all electronic Chattel Paper in accordance with the Code and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.
          (viii) Such Grantor hereby irrevocably authorizes Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Such Grantor agrees to furnish any such information to the Agent promptly upon request. Such Grantor also hereby ratifies its authorization for Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
          (ix) Such Grantor shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify Agent of any commercial tort claim in an amount in excess of $100,000 individually or $200,000 in the aggregate acquired by it and unless otherwise consented by Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.
     (b) Maintenance of Records. Such Grantor shall keep and maintain, at its own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon the request of Agent during the existence of an Event of Default, such Grantor shall mark its books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments with Agent’s consent, such Chattel Paper and Instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of Agent and certain Lenders.”
     (c) Covenants Regarding Patent, Trademark and Copyright Collateral.
          (i) Such Grantor shall notify Agent as promptly as reasonable if it knows that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) that is material to the conduct of its business and operations may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of any such Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

          (ii) In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, such Grantor shall execute and deliver any and all Patent Security Agreements, Copyright Security Agreements or Trademark Security Agreements as Agent may request to evidence Agent’s Lien on such Patent, Trademark or Copyright, and the General Intangibles of Grantor relating thereto or represented thereby.
          (iii) Such Grantor shall take all actions necessary or reasonably requested by Agent to maintain and pursue (and not abandon) each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing) eligible for registration, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, unless such Grantor shall determine that such Patent, Trademark or Copyright is not material to the conduct of its business.
          (iv) In the event Grantor knows that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, each Grantor shall comply with Section 5(a)(ix) of this Security Agreement. Such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright Collateral is not material to the conduct of its business or operations, as promptly as reasonable sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other reasonable actions as Agent shall deem appropriate under the circumstances as necessary to protect such Patent, Trademark or Copyright Collateral.
     (d) Compliance with Terms of Accounts, etc. Such Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral other than those obligations the noncompliance with which could not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
     (e) Limitation on Liens on Collateral. Such Grantor will not create, permit or suffer to exist, and will defend the Collateral against, and take such other action as is necessary to remove, any Lien on any of the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor’s rights under the Collateral against the claims and demands of all Persons claiming the same or any interest therein.
     (f) Further Identification of Collateral. Such Grantor will, if so requested by Agent, furnish to Agent, as often as Agent reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify. Grantor shall promptly notify Agent in writing upon acquiring any interest hereafter in property that is of a type where a security interest or lien must be or may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation in order to obtain a perfected security interest in such property.
     (g) Notices. Such Grantor will advise Agent promptly upon learning thereof, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens created or maintained, as the case may be, hereunder or under any other Loan Document.

     (h) Good Standing Certificates. If and whenever reasonably requested by Agent, such Grantor shall provide to Agent a certificate of good standing from its state of incorporation or organization.
     (i) Organizational/Collateral Location Changes; No Reincorporation. Such Grantor will give Agent at least fifteen (15) days prior written notice of any change required to be made to (x) any of the various subschedules to Schedule III hereto, to the extent needed to make Schedule III up to date and accurate. Without limiting the prohibitions on mergers involving any Grantor as contained in the Credit Agreement, none of the Grantors shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Agent.
     (j) Terminations; Amendments Not Authorized. Such Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in favor of Agent without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the Code.
     (k) Authorized Terminations. Following the Termination Date, Agent will promptly deliver to such Grantor for filing or authorize such Grantor to prepare and file termination statements and releases in accordance with Section 9-513(c) of the Code.
     (l) Use of Collateral. Such Grantor will do nothing to impair the rights of Agent in any of the Collateral. Such Grantor will not use or permit any Collateral to be used unlawfully or in violation of any provision of applicable law where the noncompliance with which could reasonably be expected to have a Material Adverse Effect, or any insurance policy covering any of the Collateral. Without limiting the foregoing, such Grantor will not permit the production of Inventory in violation of any provision of the Fair Labor Standards Act and, except in accordance with such Grantor’s ordinary course of business and consistent with reasonable business judgment and past practices, such Grantor will not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any Account Debtor thereof or allow any credit or discount thereon.
     (m) Federal Claims. Such Grantor shall delineate in the Borrowing Base Certificate any of the Collateral which constitutes a claim against the United States government or any instrumentality or agent thereof, the assignment of which claim is restricted by federal law.
     (n) Partnership Agreements. Such Grantor, to the extent it has granted a security interest in a general partnership interest in a limited partnership, shall not amend or consent to the amendment of the limited partnership agreement governing any such limited partnership that could have an adverse effect on such security interest or the rights and remedies of the Agent hereunder.
     6. [Intentionally Omitted].
     7. Agent’s Appointment as Attorney-In-Fact.
     On the Closing Date, each Grantor shall execute and deliver to Agent a power of attorney (the “Power of Attorney”) substantially in the form attached hereto as Exhibit B. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Agent and Lenders, under the Power of Attorney are solely to protect Agent’s interests (for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers.

Notwithstanding anything to the contrary contained in the Power of Attorney, Agent agrees that (a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by Agent in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that none of Agent nor any Lender shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.
     8. Remedies; Rights Upon Default.
     (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith (personally or through its agents or attorneys) enter upon the premises where any Collateral is located, without any obligation to pay rent, through self-help, without judicial process, without first obtaining a final judgment or giving any Grantor or any other Person notice and opportunity for a hearing on Agent’s claim or action and may take possession of, collect, receive, assemble, process, appropriate, remove and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk, and may exercise, to the exclusion of the Grantor thereof (and while any such Event of Default such Grantor shall not exercise) all voting, consent and other rights in respect of any Stock in which a security interest is granted herein and to demand and receive to the exclusion of the Grantor thereof all distributions in respect of such Stock (and while any such Event of Default is continuing such Grantor shall not be entitled to receive or retain and shall turn over to Agent any such distributions). To facilitate the foregoing, Agent shall have the right to take possession of each Grantor’s original books and records, to obtain access to each Grantor’s data processing equipment, computer hardware and Software and to use all of the foregoing and the information contained therein in any manner which Agent deems appropriate. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on each Grantor’s premises or elsewhere and shall have the right to use each Grantor’s premises without charge for such time or times as Agent deems necessary or advisable.

     If any Event of Default shall have occurred and be continuing, each Grantor further agrees, at Agent’s request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Without limiting the foregoing, Agent shall also have the right to require that each Grantor store and keep any Collateral pending further action by Agent, and while Collateral is so stored or kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain Collateral in good condition. Until Agent is able to effect a sale, lease, license or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall not have any obligation to any Grantor to maintain or preserve the rights of any Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent’s remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any sale, lease, license, other disposition of, or any collection, recovery, receipt, or realization on, the Collateral to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior written notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Notwithstanding any such notice of sale, Agent shall not be obligated to make any sale of Collateral. In connection with any sale, lease, license or other disposition of Collateral, Agent may disclaim any warranties that might arise in connection therewith and Agent shall have no obligation to provide any warranties at such time. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any reasonable attorneys’ fees or other expenses incurred by Agent or any Lender to collect such deficiency.
     (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
     (c) To the extent that applicable law imposes duties on Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for Agent (i) to fail to incur expenses reasonably deemed significant by Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in

Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure Agent against risks of loss, collection or disposition of Collateral or to provide to Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8(c) is to provide non-exhaustive indications of what actions or omissions by Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8(c). Without limitation upon the foregoing, nothing contained in this Section 8(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8(c).
     (d) Neither Agent nor any Lender shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither Agent nor any Lender shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.
     9. Grant of License to Use Property. For the purpose of enabling Agent to exercise rights and remedies under Section 8 hereof (including, without limiting the terms of Section 8 hereof, in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, lease, license, assign, give an option or options to purchase or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof and an irrevocable license (exercisable without payment of rent or other compensation to such Grantor) to use and occupy all real estate owned or leased by such Grantor.
     10. Limitation on Agent’s and Lenders’ Duty in Respect of Collateral. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehousemen, carrier, forwarding agency, consignee or other agent or bailee selected by Agent in good faith.

     11. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     12. Suretyship Waivers By Grantor; Obligations Absolute.
     (a) Each Grantor waives demand, notice, protest, notice of acceptance of this Security Agreement, notice of loans made, credit extended, collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof.
     (b) All rights of the Agent hereunder, the Security Interests and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from or any acceptance of partial payment thereon and or settlement, compromise or adjustment of any Secured Obligation or of any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such Grantor in respect of the Secured Obligations or this Security Agreement.
     13. Expenses and Attorneys Fees. Without limiting any Grantor’s obligations under the Credit Agreement or the other Loan Documents, each Grantor agrees to promptly pay all fees, costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with (a) protecting, storing, warehousing, appraising, insuring, handling, maintaining and shipping the Collateral, (b) creating, perfecting, maintaining and enforcing Agent’s Liens and (c) collecting, enforcing, retaking, holding, preparing for disposition, processing and disposing of Collateral.
     14. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement.
     15. Limitation by Law. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling, and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.
     16. Termination of this Security Agreement.
     (a) Subject to Section 11 hereof, this Security Agreement shall terminate upon the Termination Date and Agent, at the request and expense of the respective Grantor, will thereafter promptly execute and deliver to such Grantor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Security Agreement and each other Collateral Document, and will duly assign, transfer and deliver to such Grantor such of the Collateral as may be in the possession of Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Security Agreement.
     (b) In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Borrower or any of its Subsidiaries) at any time prior to the Termination Date, in connection with a sale or disposition permitted by Section 3.7 of the Credit Agreement or is otherwise released at the direction of the Requisite Lenders (or all the Lenders if required by Section 9.2 of the Credit Agreement) and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, Agent, at the request and expense of such Grantor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of Agent and has not theretofore been released pursuant to this Security Agreement. Furthermore, upon the release of any Guarantor from its Guaranty in accordance with the provisions in such Guaranty and the provisions of the Credit Agreement, such Grantor (and the Collateral at such time assigned by the respective Grantor pursuant hereto) shall be released from this Security Agreement, and this Security Agreement, as to such Grantor only, shall have no further force or effect.
     17. Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns except that Grantors may not assign any of their rights or obligations hereunder without the written consent of all Lenders which assignment without such consent shall be void. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder.
     18. Severability. The invalidity, illegality, or unenforceability in any jurisdiction of any provision under the Loan Documents shall not affect or impair the remaining provisions in the Loan Documents.
     19. Counterparts; Effectiveness. This Security Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts taken together shall constitute but one in the same instrument. This Security Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     20. Applicable Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPALS.
     21. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Security Agreement for any other purposes or be given substantive effect.
     22. Benefit of Lenders. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.
     23. Amendment and Restatement; Reaffirmation of Continuing Security. This Security Agreement amends and restates in its entirety the Existing Security Agreement. Without limiting the generality of the immediately preceding sentence, the Liens granted under the Existing Security Agreement, as so amended and restated as set forth in this Security Agreement, shall in all respects be and remain continuing, securing the payment of all of the Obligations. The Grantors acknowledge the execution and delivery of the Credit Agreement on the date hereof and hereby reaffirm the security interests and Liens granted to Agent for its benefit and the ratable benefit of the Lenders pursuant to the Existing Security Agreement as so amended and restated herein.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

GOLFSMITH INTERNATIONAL, L.P.
By Golfsmith GP, L.L.C., as General Partner

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH NU, L.L.C.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH USA, L.L.C.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

DON SHERWOOD GOLF SHOP

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH INTERNATIONAL, INC.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer, CFO & Senior Vice-President
SIGNATURE PAGE TO GOLFSMITH SECURITY AGREEMENT

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer, CFO & Senior Vice-President

GOLFSMITH GP HOLDINGS, INC.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH HOLDINGS, L.P.
By Golfsmith GP Holdings, Inc., as General Partner

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH GP, L.L.C.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH DELAWARE, L.L.C.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH CANADA, L.L.C.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer
SIGNATURE PAGE TO GOLFSMITH SECURITY AGREEMENT

GOLFSMITH EUROPE, L.L.C.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH LICENSING, L.L.C.

By	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent, an L/C Issuer and a Lender

By: Name:	s/ Daniel Glickman Daniel Glickman
its Duly Authorized Signatory
SIGNATURE PAGE TO GOLFSMITH SECURITY AGREEMENT

EXHIBIT A
CONTROL AGREEMENT
                     , 2006
GENERAL ELECTRIC CAPITAL CORPORATION, with an office at 500 West Monroe Street, Chicago, Illinois 60661, Telecopy No. 312-                    , as agent for Lenders (“Secured Party”); <<insert relevant Golfsmith entity>>, a <<insert jurisdiction of organization and type of entity>> (“Debtor”), with an office at                     , Telecopy No.                     ; and [Securities Intermediary], a <<insert jurisdiction of organization and type of entity>> having a brokerage office at                     , Telecopy No.                      (“Securities Intermediary”) hereby agree as follows:
PREAMBLE:
     1. Securities Intermediary and Debtor have entered into a customer agreement, a copy of which is attached hereto as Exhibit A (the “Customer Agreement”), pursuant to which Securities Intermediary has established its securities account number                                          in the name of Debtor (the “Account”).
     2. Debtor, the other Persons designated therein as Grantors and Secured Party have entered into an Amended and Restated Security Agreement, dated as of June 20, 2006 (as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”), in which, inter alia, Debtor has granted to Secured Party, on behalf of Lenders, a security interest in the Account and the financial assets and any free credit balance carried therein.
     3. Secured Party, Debtor and Securities Intermediary are entering into this Agreement to provide for the control of the Account and to perfect the security interest of Secured Party in the Account and the financial assets and any free credit balance carried therein as more fully described in the Security Agreement of Secured Party.
TERMS:
     Section 1. The Account. Securities Intermediary hereby represents and warrants to Secured Party and Debtor that (a) the Account has been established in the name of Debtor as recited above, (b) Exhibit B attached hereto is a complete and accurate statement of the Account and the financial assets carried therein and any free credit balance therein as of the date hereof, (c) Exhibit B does not reflect any financial assets which are registered in the name of Debtor, payable to its order, or specially endorsed to it, which have not been endorsed to Securities Intermediary or in blank, (d) the Customer Agreement, the security entitlements arising out of the financial assets carried in the Account and such free credit balance are valid and legally binding obligations of Securities Intermediary, and (e) except for the claims and interests of Secured Party and of Debtor in the Account, Securities Intermediary does not know of any other claim to or interest in the Account or in any financial asset carried therein. Securities Intermediary will treat all property held by it in the Account as financial assets under Article 8 of the Uniform Commercial Code of the State of <<state in which Account is maintained>> (the “Code”).
     Section 2. No Withdrawals. Securities Intermediary shall neither accept nor comply with any entitlement order from Debtor withdrawing any financial assets from the Account nor deliver any such financial assets to Debtor nor pay any free credit balance or other amount owing from Securities Intermediary to Debtor with respect to the Account following a Notice of Exclusive Control (as defined below) from Secured Party.
     Section 3. Priority of Lien. Debtor hereby grants to Secured Party for the benefit of Lenders, a security interest in the Account, all financial assets carried therein and any free credit balance therein. Securities Intermediary consents to each such security interest. Securities Intermediary hereby confirms that the Account is a cash account and that it will not advance any margin or other credit to Debtor therein, either directly or indirectly by executing purchase orders in excess of any credit balance or money market mutual funds held in the Account, executing sell orders on securities not held in the Account or by executing trades in instruments such as options and commodities contracts that create similar obligations, nor shall Securities Intermediary hypothecate any securities carried in the Account. Securities Intermediary hereby waives and releases all liens, encumbrances, claims and rights of setoff Securities Intermediary may have against the Account or any financial asset carried in the Account or any credit balance in the Account and agrees that, except for payment of its customary fees and commissions pursuant to the Customer Agreement, it will not assert any such lien, encumbrance, claim or right or the priority thereof against the Account or any financial asset carried in the Account or any credit balance in the Account. Securities Intermediary will not agree with any third party that Securities Intermediary will comply with entitlement orders concerning the Account originated by such third party without the prior written consent of Secured Party and Debtor.
     Section 4. Control. Securities Intermediary will comply with entitlement orders originated by Secured Party concerning the Account without further consent by Debtor. Except as otherwise provided in Sections 2 and 3 above, Securities Intermediary shall make trades of financial assets held in the Account at the instruction of Debtor, or its authorized representatives, and comply with entitlement orders concerning such trades from Debtor, or its authorized representatives, until such time as Secured Party delivers a written notice to Securities Intermediary which states that Secured Party is exercising exclusive control over the Account. Such notice is referred to herein as the “Notice of Exclusive Control.” After Securities Intermediary receives a Notice of Exclusive Control, it will immediately cease complying with all instructions or entitlement orders concerning the Account originated by Debtor or its representatives.
     Section 5. Statements, Confirmations and Notices of Adverse Claims. Securities Intermediary will send copies of all statements, confirmations and other correspondence concerning the Account simultaneously to each of Debtor and Secured Party at the addresses set forth in the heading of this Agreement. If any person asserts any lien, encumbrance or adverse claim against the Account or in any financial asset carried therein, Securities Intermediary will promptly notify Secured Party and Debtor thereof.
     Section 6. Responsibility of Securities Intermediary. Except for advancing margin or other credit to Debtor in violation of Section 3 above, Securities Intermediary shall have no responsibility or liability to Secured Party for making trades of financial assets held in the Account at the instruction of Debtor, or its authorized representatives, or complying with entitlement orders in accordance with Section 4 above concerning the Account from Debtor, or its authorized representatives, which are received by Securities Intermediary before Securities Intermediary receives a Notice of Exclusive Control. Securities Intermediary shall have no responsibility or liability to Debtor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Account originated by Secured Party. Securities Intermediary shall have no duty to investigate or make any determination as to whether the conditions for the issuance of a Notice of Exclusive Control contained in any agreement between Debtor and Secured Party have occurred. Neither this Agreement nor the Security Agreement imposes or creates any obligation or duty of Securities Intermediary other than those expressly set forth herein.

     Section 7. Tax Reporting. All items of income, gain, expense and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Debtor.
     Section 8. Customer Agreement. This Agreement supplements the Customer Agreement between Securities Intermediary and Customer. In the event of a conflict between this Agreement and the Customer Agreement, the terms of this Agreement will prevail. Regardless of any provision in the Customer Agreement, the State of New York shall be deemed to be the Securities Intermediary’s jurisdiction for the purposes of this Agreement and the Code (including, without limitation, perfection and priority of Secured Party’s security interest in the Account).
     Section 9. Termination. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the bankruptcy or insolvency of Debtor nor by the lapse of time. The obligations of Securities Intermediary under Sections 2, 3, 4 and 5 above shall continue in effect until the security interest of Secured Party in the Account has been terminated pursuant to the terms of the Security Agreement to which Secured Party is a party and Secured Party has notified Securities Intermediary of such termination in writing. Upon receipt of such notices, the obligations of Securities Intermediary under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Secured Party shall not have any further right to originate entitlement orders concerning the Account and Securities Intermediary may take such steps as Debtor may request to vest full ownership and control of the Account in Debtor, including, but not limited to, transferring all of the financial assets and credit balances in the Account to another securities account in the name of Debtor or its designee.
     Section 10. This Agreement. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.
     Section 11. Amendments. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be effective or binding on any party hereto unless it is in writing and is signed by each party hereto.
     Section 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.
     Section 13. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or assigns.
     Section 14. Rules of Construction. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word “or” is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement. Except as otherwise defined herein all terms herein shall have the meanings ascribed thereto in Article 8 of the Code.

     Section 15. Notices. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the applicable party at the address set forth next to such party’s name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.
     Section 16. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.
     Section 17. Choice of Law. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of New York. The validity, terms, performance and enforcement of this Agreement shall be governed by the laws of the State of New York which are applicable to agreements which are executed, delivered and performed in that State.
[signature page follows]

SIGNATURES:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Secured Party

By:

Title:

[DEBTOR], as Debtor

By:

Title:

[SECURITIES INTERMEDIARY],
as Securities Intermediary

By:

Title:

POWER OF ATTORNEY
     This Power of Attorney is executed and delivered by each of Golfsmith International, Inc., Golfsmith International Holdings, Inc., Golfsmith GP Holdings, Inc., Golfsmith Holdings, L.P., Golfsmith International, L.P., Golfsmith GP, L.L.C., Golfsmith Delaware, L.L.C., Golfsmith Canada, L.L.C., Golfsmith Europe, L.L.C., Golfsmith USA, L.L.C., Don Sherwood Golf Shop, Golfsmith NU, L.L.C., and Golfsmith Licensing, L.L.C., (referred to herein individually as “Grantor” and collectively as “Grantors”) to GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as “Attorney”), as Agent for the benefit of Agent and Lenders, under an Amended and Restated Credit Agreement and an Amended and Restated Security Agreement, both dated as of June 20, 2006, and other related documents (the “Loan Documents”). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from any Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and each Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by any Grantor without Attorney’s written consent.
     Each Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as such Grantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, from time to time in Attorney’s discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be deemed necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, each Grantor hereby grants to Attorney the power and right, on behalf of such Grantor, without notice to or assent by any Grantor, and at any time, to do the following: (a) change the mailing address of such Grantor, open a post office box on behalf of such Grantor, open mail for such Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of such Grantor; (b) effect any repairs to any asset of such Grantor, or continue to obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against such Grantor or its property; (d) defend any suit, action or proceeding brought against such Grantor if such Grantor does not defend such suit, action or proceeding or if Attorney believes that such Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed necessary by Attorney for the purpose of collecting any and all such moneys due to such Grantor whenever payable and to enforce any other right in respect of such Grantor’s property; (f) cause the certified public accountants then engaged by such Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney’s request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any contract with regard to the assignment of the right, title and interest of such Grantor in and under the contract and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without such Grantor’s signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as Agent may deem appropriate, and to execute in such Grantor’s name such financing statements and amendments thereto and continuation statements which may require such Grantor’s signature; (i) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to any collateral subject to the Loan Documents and to otherwise direct such sale or resale; (j) exercise the rights of such Grantor with respect to the obligation of all account debtors to make payment or otherwise render performance to such Grantor; (k) exercise the rights of such Grantor to, and take any and all actions that Attorney deems necessary to realize the benefit of, any intellectual property; and (l) assert any claims such Grantor may have, from time to time, against any other party to any contract to which such Grantor is a party and to otherwise exercise any right or remedy of such Grantor thereunder, all as though Attorney were the absolute owner of the property of such Grantor for all purposes, and to do, at Attorney’s option and such Grantor’s expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon such Grantor’s property or assets and Attorney’s liens thereon, all as fully and effectively as such Grantor might do. Each Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney is executed by each Grantor pursuant to the authority of its board of directors this ___ day of June, 2006.

GOLFSMITH INTERNATIONAL, L.P.
By Golfsmith GP, L.L.C., as General Partner

By

Name:
Title:

GOLFSMITH NU, L.L.C.

By

Name:
Title:

GOLFSMITH USA, L.L.C.

By

Name:
Title:

DON SHERWOOD GOLF SHOP

By:

Name:
Title:

GOLFSMITH INTERNATIONAL, INC.

By

Name:
Title:

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

By

Name:
Title:

GOLFSMITH GP HOLDINGS, INC.

By

Name:
Title:

GOLFSMITH HOLDINGS, L.P. By Golfsmith GP Holdings, Inc., as General Partner

By

Name:
Title:

GOLFSMITH GP, L.L.C.

By

Name:
Title:

GOLFSMITH DELAWARE, L.L.C.

By

Name:
Title:

GOLFSMITH CANADA, L.L.C.

By

Name:
Title:

GOLFSMITH EUROPE, L.L.C.

By

Name:
Title:

GOLFSMITH LICENSING, L.L.C.

By

Name:
Title:

NOTARY PUBLIC CERTIFICATE
     On this ___ day of June, 2006, [                                        ] who is personally known to me appeared before me in his/her capacity as the [                    ] of Golfsmith NU, L.L.C. a Delaware corporation and executed on behalf of Golfsmith NU, L.L.C., the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

Notary Public

NOTARY PUBLIC CERTIFICATE
     On this ___ day of June, 2006, [                                        ] who is personally known to me appeared before me in his/her capacity as the [                    ] of Golfsmith GP Holdings, Inc., a Delaware corporation and executed on behalf of Golfsmith Holdings, L.P., the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

Notary Public

NOTARY PUBLIC CERTIFICATE
     On this ___ day of June, 2006, [                                        ] who is personally known to me appeared before me in his/her capacity as the [___                    ] of Golfsmith GP Holdings, Inc., a Delaware corporation and executed on behalf of Golfsmith GP Holdings, Inc. the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

Notary Public

NOTARY PUBLIC CERTIFICATE
     On this ___ day of June, 2006, [                                        ] who is personally known to me appeared before me in his/her capacity as the [                    ] of Golfsmith GP, L.L.C., a Delaware corporation and executed on behalf of Golfsmith GP, L.L.C., the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

Notary Public

NOTARY PUBLIC CERTIFICATE
     On this ___ day of June, 2006, [                                        ] who is personally known to me appeared before me in his/her capacity as the [                    ] of Golfsmith Delaware, L.L.C., a Delaware corporation and executed on behalf of Golfsmith Delaware, L.L.C., the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

Notary Public

NOTARY PUBLIC CERTIFICATE
     On this ___ day of June, 2006, [                                        ] who is personally known to me appeared before me in his/her capacity as the [                    ] of Golfsmith Canada, L.L.C., a Delaware corporation and executed on behalf of Golfsmith Canada, L.L.C., the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

Notary Public

NOTARY PUBLIC CERTIFICATE
     On this ___ day of June, 2006, [                                        ] who is personally known to me appeared before me in his/her capacity as the [                    ] of Golfsmith Europe, L.L.C., a Delaware corporation and executed on behalf of Golfsmith Europe, L.L.C., the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

Notary Public

NOTARY PUBLIC CERTIFICATE
     On this ___ day of June, 2006, [                                        ] who is personally known to me appeared before me in his/her capacity as the [                    ] of Golfsmith GP, L.L.C., a Delaware corporation and executed on behalf of Golfsmith International, L.P. the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.

Notary Public